SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 30, 2003

EntreMed, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-20713	58-1959440

(Commission File Number)	(I.R.S. Employer Identification No.)

9640 Medical Center Drive, Rockville, MD	20850

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(240) 864-2600

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Text of Press Release, dated July 30, 2003.

99.2 Text of Press Release, dated May 14, 2003.

Item 12. Results of Operations and Financial Condition.

On July 30, 2003 EntreMed, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibits

99.1 Press Release dated July 30, 2003

99.2 Press Release dated May 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.

Date: July 31, 2003	By:	/s/ Dane R. Saglio Dane R. Saglio Chief Financial Officer